(Lepercq-Istel Fund Logo)
                              Lepercq-Istel Fund

ANNUAL
REPORT
December 31, 1998

FEBRUARY 15, 1999

FELLOW SHAREHOLDERS:

We are pleased to report to you the performance of your Fund for the fourth quarter and for the full year 1998. For comparative purposes, we have also provided performance information for some relevant benchmarks.

                                    FOURTH QUARTER 1998       YEAR ENDED 1998
                                    ------------------        ---------------
  Lepercq-Istel Fund                       28.49%                 15.38%
  Lipper Capital Appreciation Average      22.59%                 19.96%
  Lipper General Equity Average            20.22%                 14.52%
  Standard & Poor's 500                    21.30%                 28.58%

REVIEW OF 1998

The year 1998 saw more than its fair share of drama. The U.S. stock market soared early in the year, swooned in the summer and then rallied to new highs at year-end. A handful of stocks performed handsomely while the bulk of the market struggled. Small capitalization stocks suffered through a severe bear market declining 37% from peak to trough before ending the year with a decline of about 2%. It was a highly challenging investment environment characterized by extremes in performance with little in the way of the safe middle ground.

U.S. economic growth in 1998 once again surpassed expectations. The performance was particularly impressive considering the weakness of many economies abroad. Inflation remained remarkably well-behaved and allowed interest rates to stay stock-market friendly.

However, the year saw a further deceleration for the rate of corporate profit growth. As the number of companies generating strong earnings growth dwindled, the attention they attracted from investors further increased resulting in highly divergent stock market performance and a chasm in valuations between the market leaders and the rest.

OUR CURRENT OUTLOOK

The U.S. is likely to continue to see moderate growth and low inflation in 1999. While interest rates are no longer declining, they appear to have stabilized at historically low levels. Concerns over potential weakness in Latin American economies triggered by the devaluation of the Brazilian currency are somewhat mitigated by an apparent stabilization in those of Japan and the rest of Asia.
A key risk for the stock market this year arises from the potential increase of short-term interest rates by the Federal Reserve.

The overarching focus of investors on a small group of stocks has left ample opportunities among the vast number that have been neglected. The robustness of the U.S. economy and unprecedented gains in the U.S. stock market during the past eight years are a testament to the flexibility of the American system that permits speedier renewal in a fast changing world. The investment approach of your Fund is focused on finding specific situations of corporate renewal which we refer to as transformations. Because we believe the character and quality of a company emanates from the top, we view the caliber of a company's management as an essential consideration in our investment review process.

Thank you for your continued support.
Sincerely,

/S/Tsering Ngudu                    /s/Jerry Getsos

Tsering Ngudu                       Jerry Getsos
President and Portfolio Manager     Executive Vice President and Portfolio
                                    Manager

Past performance is not predictive of future performance.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN LEPERCQ-ISTEL FUND AND THE S&P 500

                                     1 YEAR

date        Lepercq-Istel Fund             S&P 500
12/97              10,000                   10,000
3/98               11,374                   11,395
6/98               11,307                   11,771
9/98                8,980                   10,600
12/98              11,538                   12,858

                                     5 YEARS

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      for Periods Ended December 31, 1998
                      ------------------------------------
                      ONE YEAR                     15.38
                      FIVE YEARS                   13.89
                      TEN YEARS                    11.83

date        Lepercq-Istel Fund             S&P 500
12/93              10,000                   10,000
6/94                9,750                    9,661
12/94               9,498                   10,131
6/95               11,193                   12,179
12/95              12,072                   13,939
6/96               13,665                   15,347
12/96              15,242                   17,139
6/97               15,001                   20,672
12/97              16,605                   22,859
6/98               18,775                   26,907
12/98              19,160                   29,391

                                    10 YEARS

date        Lepercq-Istel Fund             S&P 500
12/88              10,000                   10,000
12/89              12,184                   13,169
12/90              11,369                   12,761
12/91              13,337                   16,649
12/92              14,066                   17,918
12/93              15,972                   19,724
12/94              15,171                   19,984
12/95              19,280                   27,494
12/96              24,343                   33,807
12/97              26,522                   45,085
12/98              30,601                   57,970

Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

     NUMBER                                              MARKET
   OF SHARES                                             VALUE
   ---------                                             -----
             COMMON STOCKS - 86.64%
             BANKS - 9.97%
      40,000 Bank of New York                      $  1,610,000
      14,000 Chase Manhattan                            952,875
      20,000 U.S. Bancorp                               710,000
                                                   ------------
                                                      3,272,875
                                                   ------------
             CLOTHING - 1.86%
      30,000 Russell                                    609,375
                                                   ------------
             COMMUNICATIONS - 16.30%
      20,000 Comverse Technology*<F1>                 1,420,000
      70,000 Loral Space &
               Communications*<F1>                    1,246,875
      10,000 Motorola                                   610,625
      45,000 Newbridge Networks*<F1>                  1,366,875
      14,000 Northern Telecom                           701,750
                                                   ------------
                                                      5,346,125
                                                   ------------
             COMPUTERS/INFORMATION - 4.47%
      35,000 Compaq Computer                          1,467,812
                                                   ------------
             ENERGY - 1.44%
      75,000 Seagull Energy*<F1>                        473,437
                                                   ------------
             INDUSTRIAL/COMMERCIAL SERVICES - 2.90%
      30,000 First Data                                 950,625
                                                   ------------
             INSURANCE - 2.79%
      30,000 Conseco                                    916,875
                                                   ------------
             MEDIA/BROADCASTING - 12.49%
      35,000 CBS                                      1,146,250
      40,000 CD Radio*<F1>                            1,370,000
      50,000 IMAX*<F1>                                1,581,250
                                                   ------------
                                                      4,097,500
                                                   ------------
             MEDICAL SUPPLIES - 4.57%
      25,000 Bausch & Lomb                            1,500,000
                                                   ------------
             PHARMACEUTICALS - 4.31%
      25,000 Pharmacia & Upjohn                       1,415,625
                                                   ------------
             RETAILERS - 3.50%
      46,000 Borders Group*<F1>                       1,147,125
                                                   ------------
             SOFTWARE/PROCESSING - 22.04%
      20,000 BMC Software*<F1>                          891,250
      27,000 Computer Associates International        1,150,875
      28,500 Network Associates*<F1>                  1,888,125
     120,000 Novell*<F1>                              2,175,000
      25,000 Sterling Commerce*<F1>                   1,125,000
                                                   ------------
                                                      7,230,250
                                                   ------------
             Total Common Stocks
               (Cost $20,055,867)                    28,427,624
                                                   ------------
             RESTRICTED SECURITIES +<F2> - 0.00%
               (NOTE 2)
      38,020 Westfed Holdings,
               Class B, Common*<F1>                           1
     128,290 Westfed Holdings, 15.50%,Convertible
               Preferred*<F1>                                 1
                                                   ------------
             Total Restricted Securities
               (Cost $11,126,810)                             2
                                                   ------------
  PRINCIPAL
   AMOUNT
  --------
             U.S. TREASURY BILL - 12.14%
  $4,000,000 U.S. Treasury Bill, due 2/4/99           3,983,541
                                                   ------------
             Total U.S. Treasury Bill
               (Cost $3,983,541)                      3,983,541
                                                   ------------

             VARIABLE RATE DEMAND NOTES - 1.49%
      62,035 American Family Financial Services          62,035
     146,372 General Mills, Inc.                        146,372
     280,742 Sara Lee Corporation                       280,742
                                                   ------------
             Total Variable Rate Demand Notes
               (Cost $489,149)                          489,149
                                                   ------------
             Total Investments -
               100.27%
               (Cost $35,655,367)                    32,900,316
                                                   ------------
             Other Assets Less
               Liabilities - (0.27%)                    (87,027)
                                                   ------------
             NET ASSETS - 100.00%                   $32,813,289
                                                   ------------
                                                   ------------
  *<F1>   Non-income producing security.
  +<F2> The Westfed Holdings securities were acquired for a total cost of $2 in conjunction with the Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. As part of the Agreement on Transfer, the Fund acquired net tax operating loss carryforwards which are further explained in
          Note 5.


                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
ASSETS:

  Investments, at market value
     (Cost $35,655,367)                               $32,900,316
  Dividend and interest
     receivable                                            22,476
  Other assets                                              8,275
                                                      -----------
  Total Assets                                         32,931,067
                                                      -----------
LIABILITIES:
  Payable to Adviser                                       55,604
  Accrued expenses and
     other liabilities                                     62,174
                                                      -----------
  Total Liabilities                                       117,778
                                                      -----------
NET ASSETS                                            $32,813,289
                                                      -----------
                                                      -----------
NET ASSETS CONSIST OF:
  Capital stock                                       $35,039,867
  Accumulated undistributed
     net realized gains on
     investments                                          528,473
  Net unrealized (depreciation)
     on investments (Note 2)                           (2,755,051)
                                                      -----------
  Total Net Assets                                    $32,813,289
                                                      -----------
                                                      -----------
  Shares outstanding
     (unlimited shares of $1.00
     par value authorized)                              1,648,277
  Net Asset Value, offering
     and redemption price                                 $19.91
                                                           ------
                                                           ------

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Dividend income (net of taxes
    withheld of $691)                                  $  149,839
  Interest income                                         176,221
  Other income                                              2,427
                                                      -----------
  Total income                                            328,487
                                                      -----------
EXPENSES:
  Investment advisory fee                                 227,951
  Administration fee                                       31,426
  Shareholder servicing fees
    and expense                                            31,192
  Fund accounting fee                                      23,250
  Custody fees                                              9,720
  Federal and state registration                           16,991
  Professional fees                                        71,194
  Reports to shareholders                                   3,610
  Trustee fees and expenses                                21,986
  Distribution expenses                                     4,776
  Other                                                     8,983
                                                      -----------
  Total expenses                                          451,079
                                                      -----------
NET INVESTMENT (LOSS)                                    (122,592)
                                                      -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized gain
    on investments                                      3,024,353
  Change in unrealized
    depreciation on investments                         1,385,309
                                                      -----------
  Net realized and unrealized
    gain on investments                                 4,409,662
                                                      -----------
NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                      $4,287,070
                                                      -----------
                                                      -----------

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                           YEAR ENDED          YEAR ENDED
                                       DECEMBER 31, 1998    DECEMBER 31, 1997
                                       -----------------    -----------------
OPERATIONS:
  Net investment income (loss)           $  (122,592)          $  (98,163)
  Net realized gain on investments         3,024,353            3,520,945
  Change in unrealized depreciation
    on investments                         1,385,309           (1,714,017)
                                        ------------         ------------
  Net increase in net assets
    resulting from operations              4,287,070            1,708,765
                                        ------------         ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net realized gains                      (3,246,117)          (2,035,270)
                                        ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares subscribed          2,654,631            6,225,042
  Shares issued to holders in
    reinvestment of dividends              2,487,870            1,089,556
  Cost of shares redeemed                 (1,819,378)          (2,693,972)
                                        ------------         ------------
  Net increase in net assets from
    capital share transactions             3,323,123            4,620,626
                                        ------------         ------------
TOTAL INCREASE IN NET ASSETS               4,364,076            4,294,121
                                        ------------         ------------
NET ASSETS:
  Beginning of year                       28,449,213           24,155,092
                                        ------------         ------------
  End of year (including undistributed
  net investment income of $0 and
  $0, respectively)                      $32,813,289          $28,449,213
                                        ------------         ------------
                                        ------------         ------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
                                                                       DECEMBER 31,
                                            ------------------------------------------------------------------
                                             1998           1997           1996          1995            1994
                                            ------         ------         ------         ------         ------
PER SHARE DATA:
Net asset value, beginning of period        $19.21         $19.03         $15.83         $13.17         $14.84
                                            ------         ------         ------         ------         ------
Income from investment operations:
  Net investment income (loss)              (0.07)(1)<F3>  (0.07)(1)<F3>  (0.11)(1)<F3>   0.14(1)<F3>    0.18
  Net realized and unrealized gains
     (losses) on investments                 2.90           1.69           4.26           3.42          (0.93)
                                            ------         ------         ------         ------         ------
  Total from investment operations           2.83           1.62           4.15           3.56          (0.75)
                                            ------         ------         ------         ------         ------
Less distributions:
  Dividends from net investment income         --              --             --         (0.13)         (0.18)
  Dividends in excess of net
     investment income                         --              --             --             --         (0.03)
  Distributions from capital gains          (2.13)         (1.44)         (0.95)         (0.77)         (0.71)
                                            ------         ------         ------         ------         ------
  Total distributions                       (2.13)         (1.44)         (0.95)         (0.90)         (0.92)
                                            ------         ------         ------         ------         ------
Net asset value, end of period              $19.91         $19.21         $19.03         $15.83         $13.17
                                            ------         ------         ------         ------         ------
                                            ------         ------         ------         ------         ------
Total return                                15.4%            9.0%          26.3%          27.1%         (5.1)%
Supplemental data and ratios:
  Net assets (in millions) end of period    $32.8           $28.4          $24.2          $20.2          $18.5
  Ratio of expenses to average net assets   1.48%           1.51%          1.65%(2)<F4>   1.50%          1.56%
  Ratio of net investment income (loss)
     to average net assets                (0.40)%          (0.40%)       (0.65)%(2)<F4>   0.89%          1.36%
  Portfolio turnover rate                  83.06%          71.20%         54.13%         59.72%         70.66%

(1)<F3>   Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F4>   Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES

 Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

 a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

 b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated undistributed net investment loss has been increased by $122,592, and accumulated undistributed net realized gain on investments has been decreased by ($455,185), resulting in a net reclassification adjustment to increase capital stock by $332,593.

 c) Distributions to Shareholders--Dividends from net investment income, if any, are declared and paid semi-annually. Distributions of net realized capital gains, if any, are declared at least annually. For the year ended December 31, 1998, the Fund declared and paid $3,246,117 representing a long-term capital gain distribution which is taxable at a 20% rate.

 d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2.   RESTRICTED SECURITIES

 On December 31,1998, the Fund held certain restricted securities (i.e., securities which may not be publicly sold without registration under the federal Securities Act of 1933, as amended, or without an exemption under such
 Act). These securities were acquired from the Pilgrim Corporate Utilities Fund on July 29, 1994, under an Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. On
 December 31, 1998 and on the date these restricted securities were acquired, there were no market quotations available for unrestricted securities of the same class. In the opinion of the Fund's Adviser these securities are worthless. Consequently, each position has been valued at $1 for a total value for all restricted securities of $2. The value at which these securities were acquired by the Fund, the original cost of these securities to Pilgrim Corporate Utilities Fund and the net unrealized loss that accrues to the Fund from the acquisition of these securities are as follows:

                                            ACQUISITION   ORIGINAL COST    NET UNREALIZED LOSS
                                            COST TO FUND    TO PILGRIM       ACCRUED TO FUND
                                            -----------    ------------     ------------------
 Westfed Holdings, Class B, Common               $1        $     1,148         $     1,147
 Westfed Holdings, 15.50%,
     Convertible Preferred                        1         11,125,662          11,125,661
                                                          ------------        ------------
 Total restricted securities (Market Value
     of $2 at December 31, 1998)                           $11,126,810         $11,126,808
                                                          ------------        ------------
                                                          ------------        ------------


3.   AGREEMENTS

 The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize & Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.
 For the year ended December 31, 1998, the Fund paid Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser $10,173 of brokerage commissions.

 Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent, administrator and accounting services agent. Firstar Bank Milwaukee, N.A. serves as the Fund's custodian.

 The Board of Trustees, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Shareholder Servicing Plan. Pursuant to the Distribution Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. The Fund incurred $4,826 pursuant to the Plans for the year ended December 31, 1998.

4.   CAPITAL SHARE TRANSACTIONS

 Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 1998   DECEMBER 31, 1997
                                 -----------------   -----------------
 Shares subscribed                    127,807            289,992
 Shares issued to holders in
    reinvestment of dividends         132,263             59,965
 Shares redeemed                      (92,811)          (138,328)
                                      -------           --------
 Net increase                         167,259            211,629
                                      -------           --------
                                      -------           --------

5.   INVESTMENT TRANSACTIONS

 The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1998, were as follows:

                                  U.S. GOVERNMENT       OTHER
                                  ---------------       -----
 Purchases                                 --        $22,887,260
 Sales                                $25,000         22,141,527

 At December 31, 1998, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

 Appreciation                   $   9,150,858
 (Depreciation)                   (11,913,112)
                                -------------
 Net unrealized depreciation
   on investments               $  (2,762,254)
                                -------------
                                -------------
 At December 31, 1998, the cost of investments for federal income-tax purposes was $35,662,570.

 The Fund acquired a tax capital loss carryforward from the Pilgrim Corporate Utilities Fund on July 29, 1994 under an Agreement on Transfer of Assets between the Adviser and Pilgrim Management Corporation. The Fund is limited to recognizing $332,593 of this loss per year until December 31, 2001. Net unrealized gains and losses may also differ for book and tax purposes as a result of disallowance for tax purposes of built-in losses that were acquired under the Agreement on Transfer of Assets.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
LEPERCQ-ISTEL TRUST:

We have audited the accompanying statement of assets and liabilities of Lepercq-Istel Fund (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin
January 15, 1999

TRUSTEES

+<F7>Bruno Desforges          Chairman of the Board; Managing Director,
                                Lepercq, de Neuflize & Co. Incorporated;
                                Director and Chairman of the Board,
                                Lepercq, de Neuflize Securities Inc.

     Stanley A. Deitch        Principal, CPI Associates, Inc., Member, American
                                Institute of CPA's.

+<F7>Francois Letaconnoux     Director, President and Chief Executive Officer,
                                Lepercq Inc., Lepercq, de Neuflize & Co.
                                Incorporated and Lepercq, de Neuflize
                                Securities Inc.
     Jean-Louis Milin         Managing Director, Banque de Neuflize,
                                Schlumberger, Mallet

*<F8>Marvin Schiller, Ph.D.   Director, Salant Corporation; Director, Tutor Time
                                Learning Systems, Inc.; General Partner, Reprise Capital Corp.; Former Managing Director, A.T. Kearney, Inc.

*<F8>Franz Skryanz            Financial Consultant; prior thereto, Vice
                                President, Sutton & Edwards; prior thereto,
                                 Treasurer, Chief Financial
                                Officer, Schenkers International

     Marie-Monique Steckel    President, France Telecom North America; Director,
                                Microcard Technologies Inc.; Director, GlobeCast North America Inc.; Director, C&P Press, Inc.

     Dennis Tarzian           President and Chief Executive Officer, New Century
                                Education Corp.; Director, National Registered Agents, Inc.; prior thereto, Vice President and Chief Operating Officer, Paramount Communications Business,
                                Technical and Professional Group.

*<F6> Member of Audit, Ethics and Nominating Committees
+<F7> Interested Trustees

OFFICERS

 Tsering Ngudu                      President
 Jerry Getsos                       Executive Vice President
 Peter Hartnedy                     Secretary and Treasurer
 Investment Adviser                 Lepercq, de Neuflize & Co. Incorporated,
                                      New York
 Underwriter and Distributor        Lepercq, de Neuflize Securities Inc., New
                                      York
 Dividend Paying Agent, Transfer
 Agent,Administrator and Accounting
 Services Agent                     Firstar Mutual Fund Services, LLC
 Custodian                          Firstar Bank Milwaukee, N.A.
 Legal Counsel                      Kramer, Levin, Naftalis & Frankel, New York
 Independent Auditors               KPMG LLP, Wisconsin

Lepercq-Istel Fund

(Lepercq-Istel Fund Logo)

1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
Shareholder Services: (800) 497-1411

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.